SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2007

MidCarolina Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina	000-49848	56-2006811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street

Burlington, North Carolina 28215

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 538-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MIDCAROLINA FINANCIAL CORPORATION

Item 8.01 Other Events

Charles T. Canaday, Jr., previously Chief Operating Officer and Executive Vice President of the Registrant and its wholly-owned subsidiary, MidCarolina Bank, Burlington, North Carolina, has been appointed as President and Chief Executive Officer of the Registrant and the Bank. He replaces Randolph J. Cary, Jr., who was terminated as President and Chief Executive Officer of the Registrant and the Bank on August 13, 2007. Mr. Cary has resigned as a director of the Registrant and the Bank.

Item 9.01 Financial Statements and Exhibits

(c)	This exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 8.01, Other Event.

(99.1)	Press Release of MidCarolina Financial Corporation, dated August 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION

Date: August 16, 2007	By:	/s/ CHRISTOPHER B. REDCAY
Christopher B. Redcay
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of MidCarolina Financial Corporation, dated August 16, 2007.